UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) August 13, 2014

EXPEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51447	20-2705720
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 108th Avenue NE

Bellevue, Washington 98004

(Address of principal executive offices) (Zip code)

(425) 679-7200

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Notes Offering

On August 13, 2014, Expedia, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named in Schedule I thereto (the “Underwriters”), and the subsidiaries of the Company party thereto (the “subsidiary guarantors”) pursuant to which the Underwriters agreed to purchase from the Company $500 million aggregate principal amount of 4.500% Senior Notes due 2024 (the “Notes”). The Underwriting Agreement contains customary representations, warranties and covenants of the Company, conditions to closing, indemnification obligations of the Company and the Underwriters, and termination and other customary provisions. The Notes were offered pursuant to the Company’s registration statement on Form S-3, File No. 333-197974, dated August 8, 2014. On August 18, 2014, the Company completed the sale of the Notes.

The net proceeds from the sale of the Notes, after underwriting discounts and commissions and estimated offering expenses, were approximately $493 million. The Company intends to use the net proceeds from the sale of the Notes for general corporate purposes, including, without limitation, to fund the consideration payable in connection with the Company’s proposed acquisition of Wotif.com Holdings Limited and/or other potential future acquisitions by the Company or any of its subsidiaries. General corporate purposes may also include, without limitation, dividends, stock repurchases, repayment of debt, investments, additions to working capital, capital expenditures and advances to or investments in the Company’s subsidiaries.

The Notes were issued under an indenture dated as of August 18, 2014 (the “Base Indenture”), as supplemented by the First Supplemental Indenture dated as of August 18, 2014 (the “Supplemental Indenture,” and the Base Indenture as supplemented by the First Supplemental Indenture, the “Indenture”), among the Company, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee. The Notes are unconditionally guaranteed by the subsidiary guarantors, which include each domestic subsidiary of the Company that is a borrower under or guarantees the obligations under the Company’s existing credit agreement. The Notes are the Company’s senior unsecured obligations and will rank equally in right of payment with all of the Company’s existing and future unsubordinated and unsecured obligations. So long as the guarantees are in effect, each subsidiary guarantor’s guarantee will be the senior unsecured obligation of such subsidiary guarantor and will rank equally in right of payment with all of such subsidiary guarantor’s existing and future unsubordinated and unsecured obligations. The Notes pay interest semi-annually on February 15 and August 15 of each year, beginning on February 15, 2015, at a rate of 4.500% per year and will mature on August 15, 2024.

The Company may redeem the Notes, in whole or in part, at any time or from time to time at a specified make-whole premium and, on or after May 15, 2024, at par. Upon the occurrence of a change of control triggering event (as defined in the Indenture), each holder of Notes will have the right to require the Company to repurchase such holder’s notes, in whole or in part, at a purchase price in cash equal to 101% of the principal amount thereof, plus any accrued and unpaid interest to the date of purchase.

The Indenture provides for Events of Default that may, in certain circumstances, lead to the outstanding principal and unpaid interest of the Notes becoming immediately due and payable.

The Indenture contains covenants limiting the Company’s ability and the Company’s subsidiaries’ ability to create certain liens, enter into sale and lease-back transactions, and consolidate or merge with, or convey, transfer or lease all or substantially all the Company’s assets to, another person. However, each of these covenants is subject to certain exceptions.

The material terms of the offer and sale of the Notes are described in the Company’s final prospectus supplement, as filed with the SEC on August 14, 2014, pursuant to Rule 424(b)(5) under the Securities Act, which supplements the Company’s prospectus, as filed with the SEC on August 8, 2014, and contained in the registration statement referenced above.

The foregoing descriptions of the Underwriting Agreement, the Base Indenture and the First Supplemental Indenture are qualified in their entirety by reference to the Underwriting Agreement, the Base Indenture and the First Supplemental Indenture, which are included as exhibits hereto and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01. Other Events.

On August 13, 2014, the Company issued a press release announcing the commencement of the offering of the Notes. The Company’s press release is filed as Exhibit 99.1 hereto, and is incorporated herein by reference.

On August 13, 2014, the Company issued a press release announcing the pricing of the offering of the Notes. The Company’s press release is filed as Exhibit 99.2 hereto, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 1.1	Underwriting Agreement, dated as of August 13, 2014, by and among Expedia, Inc., the guarantors party thereto, and J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters*

Exhibit 4.1	Indenture, dated as of August 18, 2014, among Expedia, Inc., the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A.*

Exhibit 4.2	First Supplemental Indenture, dated as of August 18, 2014, among Expedia, Inc., the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A.*

Exhibit 4.3	Form of Note (included as Exhibit A to the First Supplemental Indenture in Exhibit 4.2)

Exhibit 5.1	Legal Opinion of Wachtell, Lipton, Rosen & Katz*

Exhibit 5.2	Legal Opinion of Holland & Hart LLP*

Exhibit 5.3	Legal Opinion of Jones Day*

Exhibit 5.4	Legal Opinion of Morris, Nichols, Arsht & Tunnell LLP*

Exhibit 5.5	Legal Opinion of Perkins Coie LLP*

Exhibit 23.1	Consent of Wachtell, Lipton, Rosen & Katz (contained in Exhibit 5.1)

Exhibit 23.2	Consent of Holland & Hart LLP (contained in Exhibit 5.2)

Exhibit 23.3	Consent of Jones Day (contained in Exhibit 5.3)

Exhibit 23.4	Consent of Morris, Nichols, Arsht & Tunnell LLP (contained in Exhibit 5.4)

Exhibit 23.5	Consent of Perkins Coie LLP (contained in Exhibit 5.5)

Exhibit 99.1	Press Release, dated August 13, 2014*

Exhibit 99.2	Press Release, dated August 13, 2014*

*Filed herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDIA, INC.

By:	/s/ Robert J. Dzielak
Robert J. Dzielak
Executive Vice President, General Counsel and Secretary

Dated: August 18, 2014

EXHIBIT INDEX

Exhibit 1.1	Underwriting Agreement, dated as of August 13, 2014, by and among Expedia, Inc., the guarantors party thereto, and J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters*

Exhibit 4.1	Indenture, dated as of August 18, 2014, among Expedia, Inc., the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A.*

Exhibit 4.2	First Supplemental Indenture, dated as of August 18, 2014, among Expedia, Inc., the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A.*

Exhibit 4.3	Form of Note (included as Exhibit A to the First Supplemental Indenture in Exhibit 4.2)

Exhibit 5.1	Legal Opinion of Wachtell, Lipton, Rosen & Katz*

Exhibit 5.2	Legal Opinion of Holland & Hart LLP*

Exhibit 5.3	Legal Opinion of Jones Day*

Exhibit 5.4	Legal Opinion of Morris, Nichols, Arsht & Tunnell LLP*

Exhibit 5.5	Legal Opinion of Perkins Coie LLP*

Exhibit 23.1	Consent of Wachtell, Lipton, Rosen & Katz (contained in Exhibit 5.1)

Exhibit 23.2	Consent of Holland & Hart LLP (contained in Exhibit 5.2)

Exhibit 23.3	Consent of Jones Day (contained in Exhibit 5.3)

Exhibit 23.4	Consent of Morris, Nichols, Arsht & Tunnell LLP (contained in Exhibit 5.4)

Exhibit 23.5	Consent of Perkins Coie LLP (contained in Exhibit 5.5)

Exhibit 99.1	Press Release, dated August 13, 2014*

Exhibit 99.2	Press Release, dated August 13, 2014*

*Filed herein.